                                                                    Exhibit 99.3

                                CASTELLON LIMITED
                             2, CLAN WILLIAM TERRACE
                          DUBLIN 2, REPUBLIC OF IRELAND


                                          July 30, 1997

PlayNet Technologies, Inc.
One Maritime Plaza
San Francisco, California  94111

      RE:   CONVERSION OF DEBT TO EQUITY

Dear Sirs:

As you are aware, we have successfully delivered to you documents representing the agreement of Castellon Ltd., Ceres Advisors Ltd., KF Chemical Co., Ltd. and Zeller Eblagon Leasing Ltd. to convert their existing debt and accrued but unpaid interest into shares of common stock of PlayNet Technologies, Inc. (the "Company") on the basis of $1.275 per share. This represents the conversion of $4,010,000 of debt into equity of Company.

In addition to the above, we will also received the commitment of NY Holdings Ltd. and Ehud Guth to convert their existing debt ($330,000 and $500,000, respectively) and accrued but unpaid interest into common stock equity of the Company. Unfortunately, we are unable to provide executed copies of the documents reflecting these conversions, as the Chairman of NY Holdings (who must execute the documents on their behalf) and Mr. Guth are both presently traveling outside of Israel and will not be returning before Thursday, July 31, 1997.

We are highly confident that upon their respective return from their trips outside of Israel, Mr. Guth and the Chairman of NY Holdings will execute the necessary documents memorializing and consummating the conversion of the Promissory Notes that they hold into common stock equity of the Company. We will, at that time, be in a position to provide you with the final executed documents.

If you require anything further, please do not hesitate to contact us.

                                    Very truly yours,
                                    CASTELLON LTD.
                                    By: /S/ Joseph Ettinger
                                          Joseph Ettinger, President

                                          July 30, 1997



PlayNet Technologies, Inc.
One Maritime Plaza, 14th Floor
San Francisco, California 94111


            RE:   CONVERSION OF PROMISSORY NOTE TO COMMON STOCK


Dear Sirs:

This letter agreement will serve to confirm my acceptance of your proposal to convert the Promissory Note which is held by me, in the principal amount of $______________, plus accrued and unpaid interest to the date of conversion (the "Conversion Amount"), into shares of Common Stock of PlayNet Technologies, Inc., par value $.001 per share ("Common Stock"), on the basis of $1.275 per share.

I also agree and accept that PlayNet shall use its best efforts to register all shares issued based on this conversion with the Securities and Exchange Commission on a Form S-3 Registration Statement.

Furthermore, I accept PlayNet's agreement to reduce the price per share of the options I hold to purchase ______________ additional shares of Common Stock of PlayNet to $2.00 per share and to extend the exercise date of such Options to December 31, 1998.

I will look forward to the receipt of the share certificates representing the Conversion Amount.


                                    Very truly yours,


                                    _____________________________________

                                    Name: _______________________________

                                    Title: ______________________________
                                          (if a corporation or partnership)

                                          July 30, 1997



PlayNet Technologies, Inc.
One Maritime Plaza, 14th Floor
San Francisco, California 94111


            RE: CONVERSION OF PURCHASE ORDER FINANCING PROMISSORY NOTE TO COMMON STOCK


Dear Sirs:

This letter agreement will serve to confirm my acceptance of your proposal to convert the Purchase Order Financing Promissory Note which is held by me, in the principal amount of $______________, plus accrued and unpaid interest to the date of conversion (the "Conversion Amount"), into shares of Common Stock of PlayNet Technologies, Inc., par value $.001 per share ("Common Stock"), on the basis of $1.275 per share.

I also agree and accept that PlayNet shall use its best efforts to register all shares issued based on this conversion with the Securities and Exchange Commission on a Form S-3 Registration Statement.

Furthermore, I accept PlayNet's agreement to reduce the price per share of the Warrants I hold to purchase ______________ additional shares of Common Stock of PlayNet to $2.00 per share.

I will look forward to the receipt of the share certificates representing the Conversion Amount.

                                    Very truly yours,


                                    ____________________________________

                                    Name: _____________________________

                                    Title: ______________________________
                                          (if a corporation or partnership)

                                          July 30, 1997



PlayNet Technologies, Inc.
One Maritime Plaza, 14th Floor
San Francisco, California 94111


            RE:   CONVERSION OF SENIOR SECURED PROMISSORY
                  NOTE TO COMMON STOCK


Dear Sirs:

This letter agreement will serve to confirm my acceptance of your proposal to convert the Senior Secured Promissory Note which is held by me, in the principal amount of $______________, plus accrued and unpaid interest to the date of conversion (the "Conversion Amount"), into shares of Common Stock of PlayNet Technologies, Inc., par value $.001 per share ("Common Stock"), on the basis of $1.275 per share.

I also agree and accept that PlayNet shall use its best efforts to register all shares issued based on this conversion with the Securities and Exchange Commission on a Form S-3 Registration Statement.

Furthermore, I accept PlayNet's agreement to reduce the price per share of the Warrants I hold to purchase ______________ additional shares of Common Stock of PlayNet to $2.00 per share.

I will look forward to the receipt of the share certificates representing the Conversion Amount.

                                    Very truly yours,


                                    ____________________________________

                                    Name: _____________________________

                                    Title: ______________________________
                                          (if a corporation or partnership)

         SCHEDULE OF NOTE HOLDERS EXECUTING CONVERSION LETTER AGREEMENTS

                      NOTE HOLDER                           AMOUNT OF NOTE
                      -----------                           --------------
                      CASTELLON LTD.                        $ 260,000
                      CERES ADVISORS LTD.                   $ 500,000
                      CERES ADVISORS LTD.                   $ 750,000
                      CERES ADVISORS LTD.                   $ 250,000
                      EHUD GUTH                             $ 250,000
                      EHUD GUTH                             $ 250,000
                      KF CHEMICAL                           $ 500,000
                      KF CHEMICAL                           $ 250,000
                      NY HOLDINGS                           $ 330,000
                      ZELLER EBLAGON LEASING LTD.           $ 500,000
                      ZELLER EBLAGON LEASING LTD.           $ 500,000
                      ZELLER EBLAGON LEASING LTD.           $ 500,000